UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2006
Bay View Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (650) 312-7300
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
     On March 17, 2006, the Company issued a press release announcing its 2005 results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference in this Item 2.02.
Item 9.01.   Exhibits.
     The following exhibit is filed herewith:
Exhibit 99.1       Press Release dated March 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
By:	/s/ Charles G. Cooper
Charles G. Cooper, President and
Chief Executive Officer

Date: March 17, 2006